UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 13, 2017

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)	Columbia Sportswear Company’s (the “Company”) Annual Meeting of Shareholders was held on June 13, 2017 (the “Meeting”).

(b)
Seven matters, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission, were submitted to a vote of security holders at the Meeting:

1.	To elect directors for the next year;

2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017;

3.	To approve, by non-binding vote, executive compensation;

4.	To recommend, by non-binding vote, the frequency of executive compensation;

5.	To approve the 1997 Stock Incentive Plan, as amended;

6.	To approve the Executive Incentive Compensation Plan, as amended; and

7.	To consider and act upon one shareholder proposal.

At the Meeting, 68,597,943 shares of common stock were represented in person or by proxy, which constituted 98.48 percent of the 69,650,208 shares of the Company outstanding and entitled to vote at the Meeting as of April 17, 2017, the record date of the Meeting, and a quorum. Each share was entitled to one vote at the Meeting.

1.	Election of Directors. All of the following directors were elected at the Meeting by the votes cast as follows:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Gertrude Boyle	66,082,914	0	371,300	2,143,729
Timothy P. Boyle	65,819,622	0	634,592	2,143,729
Sarah A. Bany	65,900,301	0	553,913	2,143,729
Murrey R. Albers	65,377,149	0	1,077,065	2,143,729
Stephen E. Babson	65,933,776	0	520,438	2,143,729
Andy D. Bryant	65,522,683	0	931,531	2,143,729
Edward S. George	65,376,552	0	1,077,662	2,143,729
Walter T. Klenz	65,520,877	0	933,337	2,143,729
Ronald E. Nelson	66,338,097	0	116,117	2,143,729
Malia H. Wasson	66,334,824	0	119,390	2,143,729

2.	Ratification of Auditors. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017 was approved with the following votes:

For	Against	Abstain	Broker Non-Votes
68,338,104	148,600	111,239	0

3.	Say on Pay. The proposal to approve, by non-binding vote, the Company’s executive compensation program was approved with the following votes:

For	Against	Abstain	Broker Non-Votes
66,006,070	230,702	217,442	2,143,729

4.	Frequency of Say on Pay. The proposal to approve, by non-binding vote, the frequency of the advisory vote on the Company’s executive compensation program was approved with the following votes:

1 Year	2 Years	3 Years	Abstain
64,719,051	14,132	1,707,181	13,850

5.	1997 Stock Incentive Plan. The proposal to approve the Company’s 1997 Stock Incentive Plan, as amended, was approved with the following votes:

For	Against	Abstain	Broker Non-Votes
60,074,470	6,359,189	20,555	2,143,729

6.	Executive Incentive Compensation Plan. The proposal to approve the Company’s Executive Incentive Compensation Plan, as amended, was approved with the following votes:

For	Against	Abstain	Broker Non-Votes
66,106,911	323,193	24,110	2,143,729

7.	Proxy Access. The Shareholder proposal requesting that the Board of Directors amend the Company’s bylaws to provide proxy access, was not approved with the following votes:

For	Against	Abstain	Broker Non-Votes
17,070,452	49,346,766	36,996	2,143,729

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: June 15, 2017	By:	/S/ PETER J. BRAGDON
Peter J. Bragdon
Executive Vice President, Chief Administrative Officer, General Counsel, and Secretary